Federated Hermes Institutional Prime Value Obligations Fund
A Portfolio of Federated Hermes Money Market Obligations Trust
INSTITUTIONAL SHARES (TICKER PVOXX)
SERVICES SHARES (TICKER PVSXX)
CAPITAL SHARES (TICKER PVCXX)

SUPPLEMENT TO SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 30, 2023
At a meeting held on February 15, 2024, the Board of Trustees (the “Board”), including the Independent Trustees (the “Independent Trustees”), of Federated Hermes Money Market Obligations Trust (the “Trust”) reviewed and approved an Agreement and Plan of Reorganization (the “Plan”) to which Federated Hermes Institutional Prime Obligations Fund (the “Acquiring Fund”), would acquire all, or substantially all, of the assets of the Federated Hermes Institutional Prime Value Obligations Fund (the “Reorganizing Fund”), both series of the Trust, in exchange for Service Shares and Institutional Shares of the Acquiring Fund in a complete liquidation, dissolution and termination of the Reorganizing Fund (the “Reorganization”). The Acquiring Fund’s Institutional Shares will be distributed pro rata by the Reorganizing Fund to its shareholders of Institutional Shares and Capital Shares. The Acquiring Fund’s Service Shares will be distributed pro rata by the Reorganizing Fund to its shareholders of Service Shares.
The procedures for purchasing and redeeming shares of the Reorganizing Fund are substantially similar to those for purchasing and redeeming shares of the Acquiring Fund, except that the Acquiring Fund ordinarily strikes its net asset value (NAV) at three different times each business day, with the last strike occurring at 3:00 p.m. Eastern time, while the Reorganizing Fund ordinarily only strikes its NAV once a day, at 3:00 p.m. Eastern time. However, at its meeting held on February 15, 2024, the Board approved the conversion of the Acquiring Fund to a single-strike floating NAV fund, with a strike time of 3:00 p.m. Eastern time, to be effective on or about July 22, 2024.
The Reorganizing Fund anticipates mailing a Prospectus/Information Statement regarding the Reorganization to its shareholders on or about June 7, 2024. The Prospectus/Information Statement will include details about the Reorganization, including the Plan, which is anticipated to close on or about July 19, 2024. At the time of the Reorganization, it is anticipated that the Reorganizing Fund will transfer all or substantially all of its then existing portfolio to the Acquiring Fund.

The Board, including the Independent Trustees, believes that the Reorganization, which is expected to be tax-free, is in the best interests of the Reorganizing Fund’s shareholders and that the interests of the Reorganizing Fund’s shareholders will not be diluted as a result of the Reorganization. As of the closing date, shareholders of the Reorganizing Fund will receive shares in the Acquiring Fund which has substantially similar investment strategies and performance and lower gross total operating expenses and the same or lower net total expenses for each share class. The estimated expenses associated with the Reorganization to be borne by the Reorganizing Fund, including those related to direct shareholder communication expenses and brokerage fees, will be provided in the forthcoming Prospectus/Information Statement. Of note, in light of the current waiver positions of the Acquiring Fund and the Reorganizing Fund, the adviser of such funds anticipates most, if not all, of the direct shareholder communication expenses incurred as a result of the Reorganization will ultimately be borne by the adviser, rather than by the shareholders. As trading costs, such as brokerage expenses, are part of the price of the securities being sold, such trading costs are not charged as fund expenses and are not subject to waiver under the Reorganizing Fund’s current expense cap. However, as the majority of securities held by the Reorganizing Fund are investments in the Acquiring Fund, the adviser does not anticipate any such repositioning or associated trading costs.
The foregoing is not an offer to sell, nor a solicitation to buy, shares of the Acquiring Fund, nor is it a solicitation of any proxy. Shareholders of the Fund, as of the Record Date, will receive a Prospectus/Information Statement that provides additional information regarding the Reorganization. The Prospectus/Information Statement, and any other documents filed by the Reorganizing Fund or the Acquiring Fund with the SEC, may be obtained free of charge on the SEC’s website at sec.gov or on the Fund’s website at FederatedHermes.com/us. Fund shareholders should read the Prospectus/Information Statement carefully because it contains important information.
March 25, 2024

Federated Hermes Institutional Prime Value Obligations Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q456748 (3/24)
© 2024 Federated Hermes, Inc.